Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before income taxes was taxed under the following jurisdictions:

	Years Ended December 31,
(in millions)	2016	2015	2014
Domestic	$635.5	$626.4	$366.6
Foreign	36.9	20.6	21.1
Total	$672.4	$647.0	$387.7

Components of Income tax expense (benefit) consist of the following:

	Years Ended December 31,
(in millions)	2016	2015	2014
Current:
Federal	$295.7	$258.5	$206.8
State	34.9	28.6	19.3
Foreign	16.8	10.1	5.8
Total current	347.4	297.2	231.9
Deferred:
Domestic	(90.5)	(48.5)	(89.0)
Foreign	(8.9)	(4.8)	(0.1)
Total deferred	(99.4)	(53.3)	(89.1)
Income tax expense	$248.0	$243.9	$142.8

The reconciliation between the statutory tax rate expressed as a percentage of income before income taxes and the effective tax rate is as follows:

	Years Ended December 31,
(dollars in millions)	2016		2015		2014
Statutory federal income tax rate	$235.4	35.0%	$226.4	35.0%	$135.7	35.0%
State taxes, net of federal effect	17.8	2.6	16.5	2.6	6.5	1.6
Tax benefit of equity awards	(1.6)	(0.2)	—	—	—	—
Effect of rates different than statutory	(4.5)	(0.7)	(1.9)	(0.3)	(1.9)	(0.5)
Foreign withholding tax	0.8	0.1	3.3	0.5	—	—
Effect of UK tax rate change on deferred taxes	(1.5)	(0.2)	(4.0)	(0.6)	—	—
Other	1.6	0.3	3.6	0.5	2.5	0.7
Effective tax rate	$248.0	36.9%	$243.9	37.7%	$142.8	36.8%

The tax effect of temporary differences that give rise to the net deferred income tax liability is presented below:

	December 31,
(in millions)	2016	2015
Deferred tax assets:
Equity compensation plans	$29.2	$17.0
Payroll and benefits	22.7	21.2
Deferred interest	13.9	25.0
Net operating loss and credit carryforwards, net	12.7	14.1
Rent	11.0	10.8
Accounts receivable	8.3	6.4
Other	6.2	5.9
Trade credits	0.6	1.5
Total deferred tax assets	104.6	101.9

Deferred tax liabilities:
Software and intangibles	337.4	411.0
Deferred income	58.3	87.3
International investments	31.3	30.4
Property and equipment	30.3	30.6
Other	15.3	17.3
Total deferred tax liabilities	472.6	576.6
Deferred tax asset valuation allowance	1.2	—
Net deferred tax liabilities	$369.2	$474.7

The Company has state and international income tax net operating losses of $41 million, which will expire at various dates from 2017 through 2033 and state tax credit carryforwards of $15 million, which expire at various dates from 2018 through 2021.
Due to the nature of the CDW UK acquisition, the Company has provided US income taxes of $31 million on the excess of the financial reporting value of the investment over the corresponding tax basis. As the Company is indefinitely reinvested in its UK business, it will not provide for any additional US income taxes on the undistributed earnings of the UK business. The Company has recognized deferred tax liabilities of $2 million as of December 31, 2016 related to withholding taxes on earnings of its Canadian business which are not considered to be indefinitely reinvested.
In the ordinary course of business, the Company is subject to review by domestic and foreign taxing authorities, including the Internal Revenue Service (“IRS”). In general, the Company is no longer subject to audit by the IRS for tax years through 2012 and state, local or foreign taxing authorities for tax years through 2011. Various other taxing authorities are in the process of auditing income tax returns of the Company and its subsidiaries. The Company does not anticipate that any adjustments from the audits would have a material impact on its consolidated financial position, results of operations or cash flows.